Exhibit 10.1

THIRTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This THIRTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Waiver”), dated effective as of February 29, 2016 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014, by the Ninth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 5, 2014, by the Tenth Amendment to Second Amended and Restated Credit Agreement (the “Tenth Amendment”) dated as of March 3, 2015, by the Eleventh Amendment to the Second Amended and Restated Credit Agreement dated as of July 31, 2015 (the “Eleventh Amendment,”) and by the Twelfth Amendment to the Second Amended and Restated Credit Agreement dated as of November 24, 2015 (the “Twelfth Amendment”) (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower requests a waiver of the provision of Section 7.1.1(c), of the Credit Agreement in respect of the Compliance Certificate to be delivered in respect of the fiscal quarter ending December 31, 2015;

WHEREAS, upon the terms and conditions set forth in this Waiver the Administrative Agent and the Required Lenders will grant the waiver requested by the Borrower; and

WHEREAS, in consideration of the granting of such Waiver the Borrower and EPL will agree to certain amendments to the First Lien Credit Agreement upon the terms set forth in this Waiver;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.           Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.           Waiver.

Upon the conditions that (a) the Borrower and EPL at all times shall, and shall cause their officers, employees and advisors to cooperate in all reasonable respects with the Administrative Agent and its designees (including Willkie Farr & Gallagher, LLP (“Willkie”) and RPA Advisors (“RPA”)) in furnishing information reasonably available to the Borrower or EPL promptly upon (or, if later, as soon as reasonably practicable after) receipt of a request by the Administrative Agent or its designees regarding the Collateral or the Borrower’s or EPL’s and their respective Subsidiaries’ financial affairs, finances, financial condition, business and operations, such cooperation to include, (i) at the request of the Administrative Agent, that the chief executive officer, the chief financial officer and other senior management of the Borrower and EPL and any other Obligor and such other officers, employees and advisors of the Borrower or EPL and any other Obligor requested by the Administrative Agent or its designees, making themselves reasonably available to discuss any matters regarding the Collateral or the Borrower’s or EPL’s and their respective Subsidiaries’ financial affairs, financial condition, business and operations, all upon prior notice during normal business hours, and (ii) that the Borrower and EPL shall direct and authorize all such persons and entities, to disclose to the Administrative Agent and its designees the information reasonably requested by the Administrative Agent or its designees (including Willkie and RPA) regarding the foregoing and (b) the Borrower and EPL shall promptly, and in any event on or before February 29, 2016, cause or take all reasonably practicable actions to cause all amounts on deposit in any Deposit Account or Securities Account (as that term is defined in the UCC) that is not subject to a Control Agreement to be deposited in one or more Deposit Accounts or Securities Account which are subject to Control Agreements and such deposits shall be made on or before March 4, 2016, the Required Lenders hereby waive until the Waiver Termination Date the requirement of Section 7.1.1(c) of the Credit Agreement to deliver a Compliance Certificate in respect of the fiscal quarter ending December 31, 2015. For the avoidance of doubt, the Borrower shall have the obligation to deliver such Compliance Certificate on the day following such Waiver Termination Date. The waiver in this Section 2 does not constitute a waiver of any provision of the First Lien Credit Agreement or any other Loan Document other than a waiver of Section 7.1.1(c) of the Credit Agreement until the Waiver Termination Date. As used herein, the term “Waiver Termination Date” means the earlier of (i) March 14, 2016, (ii) the date on which the Borrower or EPL shall fail to comply with the conditions in Section 2 or 4(a) of this Waiver or (iii) the occurrence of an Event of Default (other than any Event of Default that may exist as a direct result of the existence of the Specified Condition).

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Section 3.           Conditions to Effectiveness. This Waiver shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, EPL, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)           the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, and (ii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)           the representations and warranties in Section 5 below are true and correct; and

(c)           after giving effect to this Waiver, no Default or Event of Default (other than any Default or Event of Default that may exist as a direct result of the existence of the Specified Condition), Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing. As used in this Waiver, the term “Specified Condition” means the failure of EPL to pay interest due on the 2012 EPL Notes on February 15, 2016 and thereafter.

Delivery by the Borrower and EPL of an executed counterpart of this Waiver to the Administrative Agent shall constitute a representation and warranty by the Borrower and EPL that the statements in the foregoing clauses (a), (b) and (c) are true and correct.

Section 4.           Amendments to First Lien Credit Agreement. (a) In consideration of the Required Lenders’, the Issuers’ and the Administrative Agent’s entering into this Waiver, the Borrower and EPL each agrees that notwithstanding the provisions of Article 2 of the Credit Agreement but subject to Section 4(d) below, it will not request a Credit Extension before March 15, 2016. In addition, the Borrower and EPL agree to deposit the proceeds of any Loan made on or after February 29, 2016 in a Deposit Account listed on item 6.19(a) of the Disclosure Schedule. The Borrower and EPL agree that failure to comply with any provision of this Section 4(a) constitutes an Event of Default under Section 8.1.3 of the First Lien Credit Agreement.

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(b)           Section 7.1.9 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower and EPL will each keep all of its operating accounts, Deposit Accounts, Securities Accounts (as such term is defined in the UCC) and other bank accounts separate from, and will not co-mingle any of its cash or money with, those of other Persons (including its Subsidiaries). The Borrower will, and will cause each Subsidiary Guarantor to: (a) ensure that such Person’s Account Debtors forward payment of all amounts owed by them to such Person to one of the Deposit Accounts of such Person set forth on Item 6.19(a) of the Disclosure Schedule, and (b) deposit, or cause to be deposited, promptly, and in any event no later than the second Business Day after the date of receipt thereof, all of such Person’s Collections in one of the Deposit Accounts of such Person set forth on Item 6.19(a) of the Disclosure Schedule. The Borrower will use commercially reasonable efforts to ensure, prior to any termination or expiration of a Control Agreement relating to the Deposit Accounts initially set forth on Item 6.19(a) of the Disclosure Schedule or the Securities Accounts initially set forth on Item 6.19(b) of the Disclosure Schedule, that such Deposit Accounts or Securities Accounts and amounts therein are replaced with Deposit Accounts or Securities Accounts subject to a Control Agreement. So long as no Default has occurred and is continuing (except with respect to the Deposit Accounts initially set forth in Item 6.19(a) of the Disclosure Schedule, which Deposit Accounts may be replaced at any time, subject to the proviso to this sentence), the Borrower may amend Item 6.19(a) and Item 6.19(b) of the Disclosure Schedule to add or replace one or more of the Deposit Accounts or Securities Accounts; provided, however, that (i) the prospective depository institution at which such Deposit Account or Securities Account will be held shall be reasonably satisfactory to the Administrative Agent and (ii) in the event such Deposit Account or Securities Account will replace or be in addition to a Deposit Account or Securities Account set forth on Item 6.19(a) or Item 6.19(b) of the Disclosure Schedule hereto, prior to the time of the opening of such Deposit Account or Securities Account, the Borrower or relevant Subsidiary and such prospective depository institution shall have executed and delivered to the Administrative Agent a Control Agreement in respect of such Deposit Account or Securities Account and shall have caused any amounts in a Deposit Account or Securities Account that is to be replaced to be deposited in an account set forth on Item 6.19(a) or Item 6.19(b) of the Disclosure Schedule, as applicable. The Borrower shall close or cause to be closed any of such Deposit Accounts or Securities Account (and establish replacement Deposit Accounts or Securities Accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from the Administrative Agent that the creditworthiness of any depository institution holding such Deposit Account or Securities Account is no longer acceptable in the Administrative Agent’s reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from the Administrative Agent that the operating performance, funds transfer, or availability procedures or performance of the depository institution holding such Deposit Account or Securities Account is no longer acceptable in the Administrative Agent’s reasonable judgment.”

(c)           Item 6.19(a) and Item 6.19(b) of the Disclosure Schedule are amended and restated in their entirety to be in the form of Annex I to this Amendment.

(d)           The Issuers, the Lenders and the Administrative Agent hereby agree that so long as the Borrower or EPL, as the case may be, satisfies the conditions set forth in this Section 4(d) with respect thereto, one or more Issuers can issue a Letter of Credit (a “Replacement Letter of Credit”) under the First Lien Credit Agreement in replacement for any existing Letter of Credit without the need to satisfy the conditions for such Credit Extension in Section 5.2.1 of the First Lien Credit Agreement. The following are the conditions for the issuance of a Replacement Letter of Credit:

(i)           Such Replacement Letter of Credit does not have an aggregate face amount in excess of the available amount of the Letter of Credit being replaced and shall be in form and substance reasonably acceptable to the Administrative Agent and the Issuer;

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(ii)           Both before and after giving effect to the issuance of any such Letter of Credit, the following statements shall be true and correct:

(1)           the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date); provided that notwithstanding the foregoing, neither the Borrower nor EPL is required to make or be deemed to have made any representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

(2)           no Material Adverse Effect has occurred since June 30, 2010 (or such more recent date for which the financial information required under Section 7.1.1(b) of the First Lien Credit Agreement shall have been provided by the Borrower, except any Material Adverse Effect as a direct result of the decline of hydrocarbon prices or the existence of the Specified Condition;

(3)           no Default (other than any Default that may exist as a direct result of the existence of the Specified Condition) shall have occurred and be continuing; and

(4)           as of the date of the issuance of such Letter of Credit, the Borrower is permitted under the Permitted Secured Debt Documents, the Senior Unsecured Debt Documents and the Permitted Unsecured Debt Documents to incur such Credit Extension.

(iii)           The Administrative Agent shall be satisfied in its sole discretion that arrangements satisfactory to it in its sole discretion have been made for the exchange of the Replacement Letter of Credit for the Original Letter of Credit. Such Replacement Letter of Credit shall be a Letter of Credit for all purposes under the First Lien Credit Agreement, including Section 2.6 thereof; and

(iv)           The Administrative Agent shall have received an Issuance Request for such Replacement Letter of Credit and delivery of such Issuance Request to the Administrative Agent shall constitute a representation and warranty by the Borrower or EPL, as applicable, that the statements in the preceding clauses (i), (ii) and (iii) are true and correct.

Section 5.           Representations and Warranties. The Borrower and EPL each hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier which shall be true and correct in all respects) as of such earlier date; provided that notwithstanding the foregoing, neither the Borrower nor EPL makes any representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

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(b)           except to the extent waived in this Waiver, the Borrower and EPL have performed and complied with all agreements and conditions contained in the First Lien Credit Agreement required to be performed or complied with by it prior to or as of the Effective Date;

(c)           the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Waiver and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Waiver, along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(d)           neither the execution, delivery and performance of this Waiver by the Borrower and EPL, the performance by them of the First Lien Credit Agreement as waived or amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(e)           no Material Adverse Effect has occurred since December 31, 2014, except any Material Adverse Effect as a direct result of the decline in the price of hydrocarbons or the existence of the Specified Condition; and

(f)           no Default or Event of Default (other than any Default or Event of Default that may exist as a direct result of the existence of the Specified Condition), Borrowing Base Deficiency or EPL Borrowing Base Deficiency has occurred and is continuing.

Section 6.           Loan Document; Ratification.

(a)           This Waiver is a Loan Document.

(b)           The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as waived or modified hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

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Section 7.           Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

Section 8.           GOVERNING LAW. THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.           Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10.           Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11.           No Waiver or Agreement. Except to the extent expressly set forth in Section 2 hereof, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents nor constitute a representation or agreement as to whether any Obligor is Solvent. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document. For the avoidance of doubt, this waiver does not constitute a waiver by any Lender that is a counterparty to a Hedging Agreement with any Obligor or any Lender that is a Bank Product Provider of any provision of any Hedging Agreement or any Bank Product Agreement with such Lender.

Section 12.           Release. Borrower and EPL, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any Loan Document or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower and EPL each hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Amendment. Borrower and EPL each, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, do hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

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Section 13.           Successors and Assigns. This Waiver shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 14.           Entire Agreement. THIS WAIVER, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho Title: President

S-1	Waiver Signature Page

EPL OIL & GAS, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho Title: President

S-2	Waiver Signature Page

WELLS FARGO BANK, N.A., as the Administrative Agent, an Issuer and a Lender

By:	/s/ David Maynard
Name: David Maynard Title: Senior Vice President

S-3	Waiver Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ G. Scott Collins Name: G. Scott Collins Title: Senior Vice President

S-4	Waiver Signature Page

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson Name: Alan Dawson Title: Director

SCOTIABANC INC., as Lender

By:	/s/ J.F. Todd Name: J.F. Todd Title: Vice President

S-5	Waiver Signature Page

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Savo Bozic Name: Savo Bozic Title: Authorized Signatory

S-6	Waiver Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert James Name: Robert James Title: Director

S-7	Waiver Signature Page

NATIXIS, New York Branch, as Lender

By:	/s/ Stuart Murray Name: Stuart Murray Title: Managing Director

By:	/s/ Mary Lou Allen Name: Mary Lou Allen Title: Director

S-8	Waiver Signature Page

BARCLAYS BANK PLC, as Lender

By:	/s/ Ronnie Glen Name: Ronnie Glen Title: Vice President

S-9	Waiver Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bryan J. Matthews Name: Bryan J. Matthews Title: Authorized Signatory

By:	/s/ Julia Bykhovskaia Name: Julia Bykhovskaia Title: Authorized Signatory

S-10	Waiver Signature Page

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser Name: Juli Bieser Title: Managing Director

By:	/s/ Josh Strong Name: Josh Strong Title: Director

S-11	Waiver Signature Page

REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ J. Richard Baker Name: J. Richard Baker Title: Senior Vice President

S-12	Waiver Signature Page

CITIBANK, N.A., as Lender

By:	/s/ Cliff Vaz Name: Cliff Vaz Title: Vice President

S-13	Waiver Signature Page

UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Darlene Arias Name: Darlene Arias Title: Director

By:	/s/ Craig Pearson Name: Craig Pearson Title: Associate Director

S-14	Waiver Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Benjamin Souh Name: Benjamin Souh Title: Vice President

By:	/s/ Marcus M. Tarkington Name: Marcus M. Tarkington Title: Director

S-15	Waiver Signature Page

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Sanjay Remond Name: Sanjay Remond Title: Director

S-16	Waiver Signature Page

COMERICA BANK, as Lender

By:	/s/ Brandon M. White Name: Brandon M. White Title: Vice President

S-17	Waiver Signature Page

FIFTH THIRD BANK, as Lender

By:	/s/ Justin Bellamy Name: Justin Bellamy Title: Director

S-18	Waiver Signature Page

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley Name: Darrell Holley Title: Managing Director

By:	/s/ David Montgomery Name: David Montgomery Title: Executive Director

S-19	Waiver Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Hiroyuki Maeda Name: Hiroyuki Maeda Title: Deputy General Manager

S-20	Waiver Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	Name: Title:

S-21	Waiver Signature Page

SANTANDER BANK, N.A., as Lender

By:	/s/ Aidan Lanigan Name: Aidan Lanigan Title: Senior Vice President

By:	/s/ Puiki Lok Name: Puiki Lok Title: Vice President

S-22	Waiver Signature Page

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva Name: Liana Tchernysheva Title: Senior Vice President

S-23	Waiver Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ E. Lindsay Gordon Name: E. Lindsay Gordon Title: Executive Director

S-24	Waiver Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Michael Willis Name: Michael Willis Title: Managing Director

By:	/s/ Sharada Manne Name: Sharada Manne Title: Managing Director

S-25	Waiver Signature Page

IBERIABANK, as Lender

By:	/s/ Tyler S. Thoem Name: Tyler S. Thoem Title: Senior Vice President

S-26	Waiver Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Sandra Aultman Name: Sandra Aultman Title: Managing Director

S-27	Waiver Signature Page

THE ROYAL BANK OF SCOTLAND, plc, as Lender

By:	/s/ Samira Siskind Name: Samira Siskind Title: Director

S-28	Waiver Signature Page

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-29	Waiver Signature Page

ENERGY XXI PIPELINE II, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

MS ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-30	Waiver Signature Page

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-31	Waiver Signature Page

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-32	Waiver Signature Page

M21K, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

SOILEAU CATERING, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-33	Waiver Signature Page